UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2011

DCB FINANCIAL CORP
 (Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

DCB Financial Corp and its wholly-owned subsidiary, The Delaware County Bank & Trust Company, announced effective October 21, 2011, members of the Board of Directors approved a plan whereby director fees will be paid in the form of DCB Financial Corp common shares purchased on the open market, in lieu of cash payments.

DCB Financial Corp also reports its intention to raise capital in order to satisfy regulatory capital requirements and to support future anticipated growth.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit
Number	Exhibit Description
99	Press Release dated November 1, 2011, announcing the Board of Director’s plan to pay director fees in the form of DCB Financial Corp common stock in lieu of cash payments, and, the Corporation’s intent to raise capital.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP

Date: November 1, 2011	By: /s/ John A. Ustaszewski
John A. Ustaszewski
SVP and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99	Press Release dated November 1, 2011, announcing the Board of Director’s plan to pay director fees in the form of DCB Financial Corp common stock in lieu of cash payments, and, the Corporation’s intent to raise capital.